SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]      Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for  use  of  the commission only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12

                            INFORMATION HIGHWAY.COM, INC.
                 (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]     No  fee  required

[   ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1) Title of each class of securities  to  which  transaction  applies:
          2) Aggregate number of securities to  which  transaction  applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
          4) Proposed  maximum  aggregate  value  of  transaction:
          5) Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)     Amount  Previously  Paid:
          2)     Form,  Schedule  or  Registration  Statement  No.:
          3)     Filing  Party:
          4)     Date  Filed:

                          INFORMATION-HIGHWAY.COM, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 2000

To  the  Shareholders  of  Information-Highway.com,  Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Information-Highway.com, Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Tuesday, December 19, 2000, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect four (4) Directors for a term of one year or until their successors have been elected and qualified.

2. APPROVAL OF AUDITORS. Approval of Manning Elliot as auditors until the close of the next Annual Meeting.

3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on November 1, 2000 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

November  22,  2000     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                        /s/     John  Robertson
                                ---------------
                        John  Robertson,  President


                             YOUR VOTE IS IMPORTANT
                             ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.

                          INFORMATION HIGHWAY.COM, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                 PROXY STATEMENT
                                 ---------------

               Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of INFORMATION HIGHWAY.COM, INC. (the "Company") in connection with the solicitation of proxies on for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, December 19, 2000, at Salon #216 of the Holiday Inn Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, at 10:00 am. (PST). A copy of the Company's annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on August 29, 2000, and accompanies this Proxy Statement.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before November 29, 2000.

                          Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is November 1, 2000.

The Company is authorized to issue up to 50,000,000 shares of common stock, with a par value of $0.0001 per shares, and 10,000,000 shares of Preferred Stock. As of October 31, 2000, there were 8,150,834 shares of common stock issued and outstanding respectively. There are no shares of Preferred Stock issued. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.


                             BUSINESS OF THE MEETING

There are two (2) matters being presented for consideration by the shareholders at the Annual Meeting, the election of four (4) directors; and the approval of Manning Elliott as auditor of the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

The Company's Bylaws ("Bylaws") provide that the number of directors must be no less than one, the exact number to be determined by the shareholders. Direc-tors are elected for a term of one year and until their successors have been elected and qualified. There are currently four (4) directors of the Company.

INFORMATION  WITH  RESPECT  TO  NOMINEES

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.


                                                                     Principal Occupation
Nominee                                Age                Since           of  Director    Ownership [1]  Ownership
---------------------------  -----------------------  -------------  ------------------  -------------  ----------
John G. Robertson . . . . .            59               June 1997    President and Chief    3,457,700
                                                                     Executive Officer      common
                                                                                            shares [2]       42.4%

Jennifer Lorette. . . . . .            28               June 1997    Executive Vice-         234,500
                                                                     President, Chief        common
                                                                     Financial Officer       shares [3]       2.9%
                                                                     and Secretary

James L. Vandeberg. . . . .            56               February     Partner, Ogden          112,000
                                                        1999         Murphy Wallace          common
                                                                                             shares [4]      1.37%

Donna Moroney . . . . . . .            40               November     Consultant              74,000
                                                        1999                                 common
                                                                                             shares [5]      0.91%


[1]     The  ownership  includes the beneficial ownership of securities and the beneficial ownership of securities that  can  be acquired within 60 days from October 31, 2000 upon the exercise of options.  Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within  60  days  from  October  31,  2000,  are  exercised,  for  the  purpose of computing percentage ownership.

[2]     John  Robertson  has  been  a  director  since  June 1997.  Includes rights to purchase, pursuant to stock
options,  300,000  common  shares  at $1.00 per share that are currently exercisable.   The Robertson Family Trust
owns 2,050,000 common shares. 372,700 shares are owned of record by SMR Investments, Ltd, a corporation controlled by  Susanne  Robertson,  wife of Mr. Robertson.  Access Information Services, a corporation owned by the Robertson
Family  Trust,  holds  410,500  common shares of the Company.  Rainbow Network, a Turks & Caicos corporation holds
187,500  common  shares.  Mr.  Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority  vote of the three trustees.  The beneficiary of the Trust is Kelly Robertson, John Robertson's daughter, who  does  not  reside at the same address as John Robertson.  Mr. Robertson disclaims beneficial ownership of the shares  owned  or controlled by the Robertson Family Trust, Access Information Services and Rainbow Networks.  Mr.
Robertson's  address  is  the  same  as  the  Company's.

Accordingly, beneficial ownership of the shares aforementioned have been attributed to Mr. Robertson.  The Company believes  it  would  be  misleading and not provide clear disclosure to list as beneficial owners in the table the other  entities  and  persons  discussed  in  this  paragraph,  although  a strict reading of Rule 13d-3 under the
Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

[3]     Jennifer  Lorette  has  been  a  director  since June 1997.  Includes right to purchase, pursuant to stock options,  100,000  common  shares at $1.00 per share that are currently exercisable.  Ms. Lorette's address is the same  as  the  Company's.

[4]     James  Vandeberg  was  appointed to the Board of Directors in February 1999.  Includes rights to purchase, pursuant  to  stock  options,  100,000  common  shares  at  $1.00  per  share that are currently exercisable.  Mr.
Vandeberg's  address  is  Ogden  Murphy  Wallace,  One  Union  Square,  Suite  2424,  Seattle,  Washington.


[5]     Donna  Moroney  was  appointed  to  the Board of Directors in November 1999.  Includes rights to purchase, pursuant  to stock options, 50,000 common shares at $1.00 per share that are currently exercisable.  Ms. Moroney's address  is  the  same  as  the  Company's.

BACKGROUND  OF  NOMINEES

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Since June 1997 Mr. Robertson has been President, Chief Executive Officer and a Director of the Company and its predecessor Information Highway, Inc. Mr. Robertson has been the President and Principal Executive Officer and a Director of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, which is developing a new type of antenna system, since its formation in 1994. Mr. Robertson has been the Chairman, President and Chief Executive Officer of REGI, U.S., Inc., an Oregon corporation traded on the OTC bulletin board, since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine (REGI U.S.'s principal product) since 1986. REGI U.S. is ultimately controlled by Reg Technologies Inc. Mr. Robertson is also the President and Founder of Teryl Resources Corp., a public company trading on the Canadian Venture Exchange involved in mineral exploration. He is also President of LinuxWizardry Systems, Inc., a British Columbia company trading on the OTC bulletin board involved in
development  and  marketing  of  Linux-based  products.   Since  May  1977  Mr.
Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

JAMES L. VANDEBERG - CHIEF OPERATING OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Vandeberg became Vice-President, Chief Operating Officer and a Director of the Company in February 1999. Mr. Vandeberg became a Director of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, in November 1998, and its Chief Operating Officer in August 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Ogden Murphy Wallace. He has served as counsel to the Company and its predecessor IHI since 1997. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

JENNIFER LORETTE - VICE-PRESIDENT, CHIEF FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Since June 1997 Ms. Lorette has been Vice-President, Chief Financial Officer, Principal Accounting Officer and a member of the Board of Directors of the Company and its predecessor Information Highway, Inc. Since February 1995 Ms. Lorette has been Secretary/Treasurer, Principal Financial Officer and Principal Accounting Officer of IAS Communications Inc., an Oregon corporation traded on the OTC bulletin board. Since June 1994 Ms. Lorette has been Vice President and Chief Financial Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since April 1994 she has also been Vice President of Administration for Reg Technologies, Inc., a British Columbia corporation listed on the Canadian Venture Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1994 Ms. Lorette has also been Chief Financial
Officer and Vice President of LinuxWizardry Systems, Inc., a British Columbia company trading on the OTC bulletin board.

DONNA  M.  MORONEY  -VICE-PRESIDENT,  LEGAL AND ADMINISTRATION AND MEMBER OF THE
BOARD  OF  DIRECTORS

Ms. Moroney has been a consultant to public companies since 1992. She has been an officer of the Company since January 1998, and a member of the Board of Directors since November 1999. She is a director of LinuxWizardry Systems, Inc., an OTC bulletin board company, since 1998. She is an officer of Teryl

Resources Corp., a Canadian Venture Exchange Company, and a director and officer of Teryl, Inc., a private U.S. company. Ms. Moroney has also been an instructor of corporate/securities law for legal assistants.


VOTE  REQUIRED

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.


            EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2000:



Name                                 Positions with the Company                     Age  Office Held Since
-----------------  ---------------------------------------------------------------  ---  -----------------

John G. Robertson  President and Chief Executive Officer                             59  June 1997
                   ---------------------------------------------------------------  ---  -----------------
James Vandeberg    Chief Operating Officer                                           56  February 1999
                   ---------------------------------------------------------------  ---  -----------------
Jennifer Lorette   Executive Vice-President, Chief Financial Officer and Secretary   28  June 1997
                   ---------------------------------------------------------------  ---  -----------------
Donna Moroney      Vice-President, Administration and Legal                          40  May 1999
-----------------  ---------------------------------------------------------------  ---  -----------------

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on pages 2 and 3 above in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

BACKGROUND  OF  EXECUTIVE  OFFICERS

The biographies of Messrs. Robertson and Vandeberg, Ms. Lorette and Ms. Moroney can be found on pages 2 and 3.

SIGNIFICANT  EMPLOYEES:

CAROL  COLEMAN
--------------

Ms. Coleman, 40, is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's joined the Company in October 1999. Her duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

BOARD  COMMITTEES

The  Board  of  Directors  does  not  have  any  committees.

BOARD  OF  DIRECTORS  MEETINGS

The Company held two (2) Board meetings since its last annual meeting which were attended by all the directors of the Company. The Company passed fourteen (14) consent resolutions approved by all directors.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY  COMPENSATION  TABLE

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.




                                                                                                                    LONG-TERM
                                                                                                                 COMPENSATION
                                                         ANNUAL COMPENSATION                                           AWARDS

NAME AND                                                                        OTHER ANNUAL            SECURITIES UNDERLYING
PRINCIPAL POSITION           YEAR           SALARY ($)       BONUS ($)          COMPENSATION ($)             OPTIONS/SARS (#)
--------------------  --------------------  -------------  -----------------  ----------------------    ---------------------

John G. Robertson            2000             48,000 (1)   $  100,000 (2)            -0-                                  -0-
President, Chief             1999            575,500 (3)        -0-                  -0-                              300,000
Executive Officer            1998             48,000 (4)        -0-                  -0-                              150,000
--------------------  --------------------  -------------  -----------------  ----------------------   -----------------------


(1)     The  Company paid Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month  for  rent and secretarial services each month.  Access Information Services, Inc. is a corporation owned by a trust of which  Mr.  Robertson  is  one  of  three  voting  trustees  and  of  which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary.  The  Company  has  disclosed  the  entire  amount of these payments, $48,000, as other compensation paid to Mr.
Robertson,  due  to  his  shared  control  over  the  trust,  even  though  he  will  not  receive  this  amount  in  cash.


(2)          On  December  9,  1999,  the  board  unanimously approved the payment of a bonus of $100,000 to Mr. Robertson in recognition  of  his  hard  work  and efforts in developing and expanding the Company's business.  However, Mr. Robertson has agreed  to  postpone  payment  of  the  bonus  until  such  time  as  the  Company  is  in  a  better  financial  position.

(3)     On February 23, 1999, Mr. Robertson exercised 150,000 stock options with an exercise price of $0.50 per share.  Based on  the closing market price of the Company's stock of $3.75 on February 24, 1999, its first day of trading, according to the rules  of  the  Securities  and  Exchange  Commission,  the  exercise  resulted in compensation to Mr. Robertson of $487,500.

The  Company  paid  Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month for  rent  and secretarial services each month.  Access Information Services, Inc. is a corporation owned by a trust of which
Mr.  Robertson  is  one  of three voting trustees and of which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary.
The  Company  has disclosed the entire amount of these payments, $48,000, as other compensation paid to Mr. Robertson, due to his  shared  control  over  the  trust,  even  though  he  will  not  receive  this  amount  in  cash.


(4)     The  Company paid Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month  for  rent and secretarial services each month.  Access Information Services, Inc. is a corporation owned by a trust of which  Mr.  Robertson  is  one  of  three  voting  trustees  and  of  which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary.  The  Company  has  disclosed  the  entire  amount of these payments, $48,000, as other compensation paid to Mr.
Robertson,  due  to  his  shared  control  over  the  trust,  even  though  he  will  not  receive  this  amount  in  cash.

The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company's Board of Directors and not subject to shareholder approval. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

              OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)



                     Number of
                     Securities       Percent of total
                     Underlying      options granted to
                   Options granted   employees in fiscal    Exercise or base
Name                    (#)               year (1)         price ($/share)    Expiration date
----------------  ----------------  --------------------  ------------------  ----------------

Donna Moroney               50,000                 5.29%  $         4.00 (2)  November 5, 2004
                  ----------------  --------------------  ------------------  ----------------
James Vandeberg            100,000                10.58%  $         4.00 (2)  November 5, 2004
                  ----------------  --------------------  ------------------  ----------------
Jennifer Lorette           100,000                10.58%  $         4.00 (2)  November 5, 2004
----------------  ----------------  --------------------  ------------------  ----------------


(1)  there  were  945,000  options  granted  to employees during the fiscal year ended May 31,
2000.

(2)     stock  options  were originally granted at $4.00 per share and were re-priced downward to  $1.00  in  September,  2000.

STOCK  OPTIONS  EXERCISED  AND  HELD  AT  YEAR  END

The following table sets forth certain information concerning exercises of stock options pursuant to a stock option plan by the named Executive Officers and Directors during the year ended May 31, 2000 and stock options held at year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES






                                                                                                         Value of
                                                                Number of                              Options at
                                                           Options at Year End                       Year End (1)

                          Shares
                        Acquired on          Value
Name                     Exercise          Realized     Exercisable / Unexercisable  Exercisable / Unexercisable
------------------  -------------------  -------------  ---------------------------  ----------------------------


John G. Robertson                   -0-            -0-                300,000  /  0  $               Nil (2) /  0
                    -------------------  -------------  ---------------------------  ----------------------------
James L. Vandeberg               50,000  $     121,850                100,000  /  0  $               Nil (2) /  0
                    -------------------  -------------  ---------------------------  ----------------------------
Jennifer Lorette                 50,000  $     128,100                100,000  /  0  $               Nil (2) /  0
------------------  -------------------  -------------  ---------------------------  ----------------------------
Donna Moroney                    27,666  $      63,964                 50,000  / 0   $               Nil (2) /  0
------------------  -------------------  -------------  ---------------------------  ----------------------------



(1)     On May 31, 2000, the closing price of Common Stock was $1.75.  For purposes of the foregoing table, stock options  with  an  exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the  number  of  shares  covered  by  the  stock  option.

(2)     These  options  were  not in-the-money based on the May 31, 2000 closing price of $1.75 for the Company's common  stock.

STOCK  OPTION  PLAN

The Company adopted a Stock Option Plan which was approved both by the Board and the shareholders in June 1997. It was subsequently amended and restated February 8, 2000. A total of 3,000,000 shares were approved by the Board of Directors for issuance under the option agreements, subject to the Plan, to key employees, officers, directors and consultants of the Company. During the fiscal year, 945,000 options were granted under the Plan to certain employees and consultants in connection with normal employment and consulting practice, with the exercise prices ranging from $4.00 to $6.00 per share.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are approximately twenty-five (25) persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until May 31, 2007. Stock options are granted at the discretion of the directors.

LONG  TERM  INCENTIVE  PLAN  AWARDS

The Company does not have any Long Term Incentive Plans. Directors receive no compensation for their service as such, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. The Company has no obligation or policy to grant stock options to directors.

The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company does not have any employment contracts, termination of employment and change of control arrangements.

REPRICING  OF  OPTIONS

There  were  no  options  repriced  during  the  fiscal  year.

CANCELLATION  OF  OPTIONS

There  were  12,500  stock  options  cancelled  during  the  fiscal  year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2000, and assuming exchange of all shares of Information Highway, Inc. for shares of the Company as of May 11, 2000, the outstanding Common Stock of the Company owned of record or beneficially by each Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of October 31, 2000, there were 8,150,834 common shares issued and outstanding.





                                                                                 PERCENTAGE OF
                                                           CLASS A                 CLASS A
NAME                                                    SHARES OWNED   SHARES OWNED (NOT FULLY DILUTED)
------------------------------------------------------  -------------  --------------------------------

John G. Robertson (1)(2), President and member of the
Board of Directors . . . . . . . . . . . . . . . . . .      3,457,700                             42.4%
                                                        -------------  --------------------------------
Jennifer Lorette (1)(3), Executive Vice President,
Secretary/Treasurer, Chief Financial Officer and a
member of the Board of Directors . . . . . . . . . . .        234,500                              2.9%
                                                        -------------  --------------------------------
James L. Vandeberg (1)(3), member of the Board of
Directors. . . . . . . . . . . . . . . . . . . . . . .        112,000                             1.37%
                                                        -------------  --------------------------------
Donna Moroney (1) (4)Vice-President, Legal and
Administration . . . . . . . . . . . . . . . . . . . .         74,000                             0.91%
                                                        -------------  --------------------------------
Robertson Family Trust (5) . . . . . . . . . . . . . .      2,460,500                             30.2%
                                                        -------------  --------------------------------
Access Information Services Inc. (6) . . . . . . . . .        410,500                              5.0%
                                                        -------------  --------------------------------
ALL OFFICERS & DIRECTORS AS A GROUP [7]
(FOUR INDIVIDUALS) . . . . . . . . . . . . . . . . . .      3,886,200                            47.68%
------------------------------------------------------  -------------  --------------------------------

Except  as  noted below, all shares are held beneficially and of record and each record shareholder has sole  voting  and  investment  power.

(1)     These  individuals are the Executive Officers and Directors of the Company and may be deemed to be  "parents  or  founders"  of  the  Company  as  that  term  is  defined in the Rules and Regulations promulgated  under  the  1933  Act.

(2)     Includes  rights  to  purchase,  pursuant  to stock options, 300,000 common shares at $1.00 per
share  that  are  currently  exercisable.   The  Robertson  Family  Trust owns 2,050,000 common shares.
372,700  shares  are  owned  of  record  by  SMR  Investments, Ltd, a corporation controlled by Susanne
Robertson,  wife  of  Mr. Robertson.  Access Information Services, a corporation owned by the Robertson
Family  Trust,  holds  410,500  common  shares  of  the  Company.  Rainbow  Networks,  a Turks & Caicos
corporation  holds  187,500  common  shares.  Mr.  Robertson  is one of three trustees of the Robertson
Family  Trust,  which acts by the majority vote of the three trustees.  The beneficiary of the Trust is
Kelly  Robertson, John Robertson's daughter, who does not reside at the same address as John Robertson.
Mr.  Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family
Trust,  Access  Information  Services and Rainbow Networks.  Mr. Robertson's address is the same as the
Company's.

(3)     Includes  100,000 options that are currently exercisable.  Ms. Lorette's address is the same as the  Company's.  Mr.  Vandeberg's address is Vandeberg Johnson & Gandara, One Union Square, Suite 2424,
Seattle,  Washington.

(4)     Includes  50,000  options that are currently exercisable.  Ms. Moroney's address is the same as the  Company's.

(5)     Includes  410,500 shares owned of record by Access Information Services, a corporation owned by the trust.  The address of the Robertson Family Trust is 185 - 10751 Shellbridge Way, Richmond, British


Columbia  V6X  2W8,  Canada.  The trust acts by majority vote of its three trustees: (i) Mr. Robertson;
(ii) Susanne Robertson, Mr. Robertson's wife, 4040 Amundsen Place, Richmond, BC V7C 4L8; and (iii) Eric
Hanson,  4620  Britannia  St., Richmond, B.C.  The sole beneficiary is Kelly Robertson, daughter of Mr.
and  Mrs.  Robertson,  #401  12633  No.  2  Road,  Richmond,  B.C.  V7E  6N5.

(6)     Access  Information Services is a corporation owned by the Robertson Family Trust.  Its address is  185  -  10751  Shellbridge  Way,  Richmond,  British  Columbia  V6X  2W8,  Canada.

(7)     Includes  550,000  options  that  are currently exercisable.  Also see Note (2) above regarding

CERTAIN RELATED TRANSACTIONS AND LEGAL PROCEEDINGS WITH DIRECTORS

At May 31, 2000 and 1999 the Company owed the amounts set forth below to the following affiliated companies:





                                  May 31,
                                 ---------

Affiliate                     2000      1999    Nature of Affiliation
--------------------------  ---------  -------  ----------------------

Access Information Systems  $ (7,000)  $50,554                     (1)
                            ---------  -------  ----------------------
JGR Petroleum Inc           $  9,365   $ 6,000                     (2)
                            ---------  -------  ----------------------
Reg Technologies, Inc       $(20,727)  $12,895                     (3)
                            ---------  -------  ----------------------
SMR Investment Ltd          $(70,319)  $33,527                     (4)
--------------------------  ---------  -------  ----------------------

(1) See Security Ownership of Certain Beneficial Owners and Management, the table thereunder and the notes thereto.

(2) JGR is a corporation owned by the Robertson Family Trust. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. The beneficiary of the Trust is Kelly Robertson, John Robertson's daughter, who does not reside at the same address as John Robertson. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust.

(3) Reg Technologies Inc. is a British Columbia Corporation listed on the Canadian Venture Exchange. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investment Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.

(4) Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investment Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.


The  indebtedness  is  unsecured  and  non-interest  bearing.

                               CHANGES IN CONTROL

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITOR

RELATIONSHIP  WITH  INDEPENDENT  AUDITOR

The Company has retained the firm of Manning Elliot (formerly Elliot Tulk Pryce Anderson) as independent auditor of the Company for the fiscal year ending May 31, 2000. Manning Elliot has been retained as auditor for the Company since October 1996. Manning Jamison merged with Elliot Tulk Pryce Anderson effective October 10, 2000 and the new firm name is Manning Elliot. The Company does not expect a representative of Manning Elliott to be present at the Annual Meeting.

The Board of Directors recommends that Manning Elliott serve as auditor of the Company until the next Annual Meeting. Elliot Tulk Pryce Anderson (now known as Manning Elliott), independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended May 31, 2000.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  2.

                                  OTHER MATTERS
                                  -------------

TRANSFER  AGENT

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company's common shares.

STOCKHOLDER  PROPOSALS

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 2001 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than September 15, 2001.

ADDITIONAL  INFORMATION

Each shareholder has received the Company's Annual Report containing the Company's 2000 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's 2000 Form 10-KSB as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, #185 - 10751 Shellbridge Way, Richmond, British Columbia, Canada, V6X 2W8, Attention: Jennifer Lorette, Secretary.

ACTION  ON  OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before the share-holders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and share-holders will have the opportunity to ask questions.

     INFORMATION  HIGHWAY.COM,  INC.

     By  Order  of  the  Board  of  Directors


     /s/     John  G.  Robertson
             -------------------
             John  G.  Robertson
             President

Richmond,  British  Columbia
November  22,  2000